UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, DC 20549
FORM 8‑K
CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): February 18, 2014
TOR Minerals International, Inc. (Exact Name of Registrant as Specified in Its Charter) Delaware (State or Other Jurisdiction of Incorporation)
0-17321 (Commission File Number) 722 Burleson Street Corpus Christi, Texas (Address of Principal Executive Offices)	74-2081929 (IRS Employer Identification No.) 78402 (Zip Code)
(361) 883-5591 (Registrant's Telephone Number, Including Area Code) N/A (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02           RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On February 18, 2014, TOR Minerals International (the "Company"), announced that due to the continued weakness in the titanium dioxide (TiO2) market, the company expects to report significant losses for its fourth quarter 2013 financial results, including a $1.3 million write-down of TiO2-related inventory.

"We are implementing measures to address our performance within the TiO2 and synthetic rutile segments of our business, including adjusting staffing levels and plant schedules to improve operational efficiencies and adjust inventory levels.  Other segments of our business are on track to resume our 15% to 20% targeted growth rate and are helping to partially offset losses.  For example, during the fourth quarter our specialty alumina business, which represents approximately 40% of total revenue, showed 18% growth," said Dr. Olaf Karasch, CEO of TOR Minerals.  "Our business plans call for the company to manage through the downturn in the TiO2 market by generating cash flows from our other business segments and our ongoing cost containment measures in order to allow us to operate at breakeven profitability levels."

As previously announced, the company plans to release results for its fourth quarter ended December 31, 2013, after the Market closes on Thursday, February 27, 2014.  Olaf Karasch, President and CEO, will host a conference call at 5:00 p.m. Eastern, 4:00 p.m. Central that day to discuss the company's results. Investors and interested parties may participate in the call by dialing 877-407-8033 and referring to conference ID # 13575317. A live and archived webcast of the conference call will be available via the News section of the company's website, www.torminerals.com.

Headquartered in Corpus Christi, Texas, TOR Minerals International, Inc. is a global manufacturer and marketer of specialty mineral and pigment products for high performance applications with manufacturing and regional offices located in the United States, Netherlands and Malaysia.

This statement provides forward-looking information as that term is defined in the Private Securities Litigation Reform Act of 1995, and, therefore, is subject to certain risks and uncertainties. There can be no assurance that the actual results, business conditions, business developments, losses and contingencies and local and foreign factors will not differ materially from those suggested in the forward-looking statements as a result of various factors, including market conditions, general economic conditions, including the present slowdown in U.S. construction and the risks of a general business slow down or recession, the increasing cost of energy, raw materials and labor, competition, the receptivity of the markets for our anticipated new products, advances in technology, changes in foreign currency rates, freight price increase, commodity price increases, delays in delivery of required equipment and other factors.

A copy of this press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

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ITEM 9.01           FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements of Businesses Acquired. Not applicable.
(b)	Pro Forma Financial Information. Not applicable.
(c)	Shell company transaction Not applicable
(d)	Exhibits. The following exhibit is furnished in accordance with the provisions of Item 601 of Regulation S-B:
	Exhibit Number	Description
	99.1	Press Release, dated February 18, 2014, announcing the Company's preliminary fourth quarter 2013 financial results
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
TOR MINERALS INTERNATIONAL, INC. _____________________ (Registrant)

Date: February 18, 2014	/s/ BARBARA RUSSELL
Barbara Russell Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated February 18, 2014, announcing the Company's preliminary fourth quarter 2013 financial results
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